Exhibit B(2)



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Templeton Global Opportunities Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 06/30/04 (the "Form N-CSR") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 20, 2004


/s/JIMMY D. GAMBILL

Jimmy D. Gambill
Chief Executive Officer - Finance and Administration

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.





                                                                   Exhibit B(2)





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURUSANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I,  Galen  G.  Vetter,   Chief  Financial   Officer  of  the  Templeton  Global
Opportunities Trust (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1. The periodic report on Form N-CSR of the Registrant for the period ended 06/30/04 (the "Form N-CSR") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  August 20, 2004


/s/GALEN G. VETTER

Galen G. Vetter
Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.